SHARE PURCHASE AGREEMENT	**ДОГОВОР ЗА ПОКУПКО-ПРОДАЖБА НА ДРУЖЕСТВЕНИ ДЯЛОВЕ**
BOVIE-BULGARIA EOOD	**БОУВИ-БЪЛГАРИЯ ЕООД**
OCTOBER 20, 2015	**20 ОКТОМВРИ 2015Г.**

SHARE PURCHASE AGREEMENT

On this October 20, 2015 (the "**Effective Date**") this Share Purchase Agreement was signed in accordance with Article 129, paragraph 2 of the Bulgarian Commerce Act by and between:

Nikolay Dimitrov Shilev, Bulgarian citizen, PIN 6307186706, having ID card No 626336043, issued on 13.11.2009 by MI Sofia with address as per ID card Sofia, housing complex Ljulin 7, block 711, entrance A, floor 6, apartment 36, hereinafter also referred to as the "**Seller**", as one party,

and

BOVIE MEDICAL CORPORATION, a Delaware corporation, having an address at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, USA, having an IRS Employer Identification Number 11-2644611 represented by Robert L. Gershon, citizen of USA, born on 11.11.1966 in New York, USA, having passport № 477957631, issued on 16.06.2011 and valid until 15.06.2021, in the capacity of Chief Executive Officer, hereinafter also referred to as the "**Purchaser**, as the other party,

ДОГОВОР ЗА ПОКУПКО-ПРОДАЖБА НА ДРУЖЕСТВЕНИ ДЯЛОВЕ

На 20 октомври 2015г. ("**Дата на влизане в сила**") се сключи настоящият Договор за покупко-продажба на дружествени дялове в съответствие с чл. 129, ал. 2 от Българския търговски закон, от и между:

Николай Димитров Шилев, български гражданин, ЕГН 6307186706, с лична карта № 626336043, издадена на 13.11.2009г. от МВР-София, с адрес по лична карта: гр. София, жилищен комплекс Люлин 7, блок 711, вх. А, ет. 6, ап. 36, наричан по-долу „**Продавач**", от една страна,

и

БОУВИ МЕДИКЪЛ КОРПОРЕЙШЪН, корпорация от Делауеър, с адрес в САЩ, Ню Йорк 10577, Пърчиз, ул. Манхатънвил Роуд № 4, ап. 106, с идентификационен работодателски номер от Службата по вътрешни приходи в САЩ 11-2644611, представлявано от Робърт Л. Гершон, гражданин на САЩ, роден на 11.11.1966г. в Ню Йорк, САЩ, притежаващ паспорт № 477957631, издаден на 16.06.2011г. и валиден до 15.06.2021г. в качеството на главен изпълнителен директор, наричано по-долу също и „**Купувач**", от друга страна,

A. DEFINITIONS

'Agreement for Transfer of Shares'	the agreement executed between the Seller and the Purchaser in writing with notarized signatures as per Article 129, paragraph 2 of the Bulgarian Commerce Act with the contents provided in _Exhibit A_ hereto
'Business Day'	any day, other than a Saturday, Sunday or a day on which banks located in Bulgaria are authorized or required by law to close for the general public
'Company'	Bovie-Bulgaria EOOD, a limited liability company incorporated under Bulgarian

А. ДЕФИНИЦИИ

'Договор за прехвърляне на дружествени дялове'	договорът, сключен между Продавача и Купувача в писмена форма с нотариална заверка на подписите, в съответствие с чл. 129, ал. 2 от Българския търговския закон, със съдържанието на _Документ А_ към настоящия договор
'Работен ден'	всеки ден, различен от събота, неделя или ден, в който банките в България имат право или са задължени по закон да бъдат затворени за широката общественост
'Дружество'	Боуви-България ЕООД, дружество с ограничена отговорност, учредено

	law, with UIC 121569641, having its seat and registered address at 22 Hristo Smirnenski Blvd., 4th floor, Sofia 1164, Bulgaria		съгласно българското законодателство, ЕИК 121569641, със седалище и адрес на управление в България, гр. София 1164, бул. Христо Смирненски № 22, ет.4
'Completion'	the registration of the Purchaser as the sole shareholder of the Company with the Trade Registry	**'Завършване'**	вписването на Купувача в Търговския регистър като едноличен собственик на Дружеството
'Going Concern'	the concept that an entity is viewed as continuing in business for the foreseeable future as stated in the International Standard on Auditing 570 'Going Concern' adopted by the International Federation of Accountants (IFAC)	**'Действащо предприятие'**	концепцията, че дадено предприятие се разглежда като такова, което ще продължи да осъществява търговска дейност в обозримото бъдеще, в съответствие с Международен одиторски стандарт 570 „Действащо предприятие", приет от Международната федерация на счетоводителите (МФС)
'Material Adverse Effect'	a material adverse effect on the Shares, the Company and its business operations, assets, liabilities, condition (financial or otherwise) and results of operations	**'Съществен неблагоприятен ефект'**	съществен неблагоприятен ефект върху Дяловете, Дружеството и неговата търговска дейност, активи, задължения, състояние (финансово или друго) и резултатите от операциите
'NAS'	the National Accounting Standards of Bulgaria	**'НСС'**	Националните счетоводни стандарти на Република България
'Ordinary Course of Business'	the manufacture of products by the Company according to the purchase orders and the specifications of the Purchaser. The Company provides services mainly to the Purchaser, i.e. the Purchaser is the main customer of the Company. For the purposes of manufacturing the Company is entitled to order raw materials exclusively from a list of vendors approved by the Purchaser	**'Обичайна търговска дейност'**	производството на продукти от Дружеството съгласно поръчките и спецификациите на Купувача. Дружеството предоставя услуги основно на Купувача, т.е. Купувачът е основният клиент на Дружеството. За целите на производството Дружеството има право да поръчва сурови материали само от

			списък с търговци, одобрен от Купувача.
'Parties'	the Seller and the Purchaser	**'Страни'**	Продавачът и Купувачът
'Registry Agency'	a government body administered by the Bulgarian Ministry of Justice	**'Агенция по вписванията'**	държавен орган към Българското Министерство на правосъдието
'Shares'	all of the shares in the share capital of the Company owned by Seller	**'Дялове'**	всички дружествени дялове от капитала на Дружеството, притежавани от Продавача
'Signing'	the date of this Share Purchase Agreement	**'Подписване'**	датата на настоящия Договор за покупко-продажба на дружествени дялове
'Trade Registry'	an electronic data base containing required by law information on Bulgarian companies and branches of foreign companies. The Trade Registry is kept by the Registry Agency	**'Търговски регистър'**	електронна база данни, съдържаща предвидена в закона информация за български дружества и клонове на чуждестранни дружества. Търговският регистър се поддържа от Агенцията по вписванията.

B. PREAMBLE

(i) Since the Company's incorporation in 1998 Seller has been the Company's only shareholder and also the Company's only director.

(ii) In March 2015, Seller adopted a resolution for an increase of the share capital of the Company from BGN 5.000 to BGN 419.800 through conversion of retained earnings into share capital. The increase of the share capital is registered by the Bulgarian Trade Registry in April 2015.

(iii) Presently, the Company's share capital is BGN 419.800 (four hundred and nineteen thousand eight hundred levs) consisting of 41.980 (forty one thousand nine hundred and eighty) shares of BGN 10 (ten levs) each.

(iv) The Company has had a contractual

B. ПРЕАМБЮЛ

(i) От учредяването на Дружеството през 1998г. Продавачът е негов единствен собственик, а също и негов единствен управител.

(ii) През март 2015г. Продавачът приема решение за увеличаване на капитала на Дружеството от BGN 5.000 на BGN 419.800 чрез превръщането на неразпределената печалба в дружествени дялове. Увеличението на капитала на Дружеството е вписано в Българския Търговски регистър през април 2015г.

(iii) Към настоящия момент капиталът на Дружеството е BGN 419.800 (четиристотин и деветнадесет хиляди и осемстотин лева), който се състои от 41.980 (четиридесет и една хиляди деветстотин и осемдесет) дружествени дяла, всеки на стойност от BGN 10 (десет лева).

(iv) Дружеството е в договорни отношения с

relation with the Purchaser for more than 10 years consisting in the Company manufacturing products for the Purchaser according to the Purchaser's orders and the specifications.

Купувача повече от 10 години, състоящи се в производството на продукти от Дружеството за Купувача в съответствие с поръчките и спецификациите на Купувача.

C. SIMULTANEOUS EXECUTION OF AGREEMENTS

The following 3 (three) agreements are simultaneously executed:

(i) this Share Purchase Agreement;

(ii) Management Agreement between the Company and Nikolay Shilev; and

(iii) Restricted Stock Agreement between the Purchaser and Nikolay Shilev.

C. ЕДНОВРЕМЕННО СКЛЮЧВАНЕ НА ДОГОВОРИ

Следните 3 (три) договора се сключват едновременно:

(i) настоящият Договор за покупко-продажба на дружествени дялове;

(ii) Договорът за възлагане на управлението между Дружеството и Николай Шилев; и

(iii) Restricted Stock Agreement между Купувача и Николай Шилев.

D. PUBLIC VERSION

For the purposes of registration of the Purchaser with the Trade Registry as the sole shareholder of the Company, simultaneously with the execution of this Share Purchase Agreement the Parties agree to execute before a Bulgarian notary officer also a simplified agreement for the sale of the Shares with the contents as per <u>*Exhibit A*</u> – Agreement for Transfer of Shares. To eliminate any doubt, the Agreement for Transfer of Shares will be submitted to the Bulgarian Trade Registry in order for the Purchaser to be registered as the sole shareholder of the Company following the execution of this Share Purchase Agreement. In case of contradiction between the provisions of the Agreement for Transfer of Shares and this Share Purchase Agreement, the Share Purchase Agreement will prevail.

D. ПУБЛИЧНА ВЕРСИЯ

За целите на вписването на Купувача в Търговския регистър като едноличен собственик на капитала на Дружеството, едновременно с подписването на този Договор за покупко-продажба на дружествени дялове Страните се съгласяват да подпишат пред български нотариус и опростен договор за продажбата на Дяловете със съдържанието на <u>*Документ А*</u> – Договор за прехвърляне на дружествени дялове. За изключване на всякакво съмнение, Договорът за прехвърляне на дружествени дялове ще бъде представен пред Българския Търговски регистър, за да може Купувачът да бъде вписан като едноличен собственик на капитала на Дружеството след сключването на настоящия Договор за покупко-продажба на дружествени дялове. В случай на противоречие между клаузите на Договора за прехвърляне на дружествени дялове и настоящия Договор за покупко-продажба на дружествени дялове, Договорът за покупко-продажба на дружествени дялове ще има предимство.

E. CORPORATE ACTS

The following acts are an inseparable part of this Share Purchase Agreement:

(i) Request from the Purchaser to the Seller for admission as a shareholder of the Company (<u>*Exhibit B*</u>);

(ii) Resolution of the Seller to admit the Purchaser as a shareholder of the Company (<u>*Exhibit C*</u>);

E. КОРПОРАТИВНИ АКТОВЕ

Следните документи са неразделна част от настоящия Договор за покупко-продажба на дружествени дялове:

(i) Молба от Купувача до Продавача за приемане като съдружник в Дружеството (<u>*Документ Б*</u>);

(ii) Решение на Продавача за приемане на Купувача като съдружник в Дружеството (<u>*Документ В*</u>);

(iii) Resolution of the Seller as the sole shareholder of the Company to sell the Shares to the Purchaser (*Exhibit D*);

(iv) Resolution of the Purchaser to acquire the Shares of the Company (*Exhibit E*);

(v) Resolution of the Purchaser to appoint a second director of the Company, to change the Company's registered address and to adopt a new Constituent Act of the Company (*Exhibit F*);

(vi) the Constituent Act of the Company (*Exhibit G*).

(iii) Решение на Продавача в качеството му на едноличен собственик на капитала на Дружеството да продаде Дяловете на Купувача (*Документ Г*);

(iv) Решение на Купувача да придобие Дяловете в Дружеството (*Документ Д*);

(v) Решение на Купувача да назначи втори управител на Дружеството, да промени адреса на управление на Дружеството и да приеме нов Учредителен акт на Дружеството (*Документ Е);*

(vi) Учредителният акт на Дружеството (*Документ Ж*).

I. SUBJECT

1. The Seller hereby sells the Shares to the Purchaser, free and clear of all Liens (as defined in Section 2.10) in consideration for a price payable under the terms and conditions of this Share Purchase Agreement and the Purchaser acquires the Shares and shall pay the price of the Shares under the terms and conditions of this Share Purchase Agreement.

I. ПРЕДМЕТ

1. С настоящото Продавачът продава Дяловете на Купувача, необременени от никакви Тежести (така, както са дефинирани в точка. 2.10), срещу цена, платима според условията на настоящия Договор за покупко-продажба на дружествени дялове, а Купувачът придобива Дяловете и заплаща цената им според условията на настоящия Договор за покупко-продажба на дружествени дялове.

II. WARRANTIES AND REPRESENTATIONS OF THE SELLER AT SIGNING AND COMPLETION

2. The Seller being both the sole shareholder and the only director of the Company hereby represents and warrants to the Purchaser that both at Signing and Completion the following representations and warranties are true, complete and accurate:

the Company

2.1. the Company is a limited liability company duly organized and validly existing under the laws of Bulgaria and has all requisite limited liability company and lawful authority necessary to carry on its business as now being conducted, and to own, lease and operate its properties and assets as now owned, leased or operated by it;

2.2. Each of Seller and the Company has all requisite power and authority to

II. ГАРАНЦИИ И ДЕКЛАРАЦИИ НА ПРОДАВАЧА ПРИ ПОДПИСВАНЕ И ЗАВЪРШВАНЕ

2. Продавачът в качеството си едновременно на едноличен собственик на капитала и на единствен управител на Дружеството с настоящото декларира и гарантира на Купувача, че както при Подписване, така и при Завършване следните декларации и гаранции са верни, пълни и точни:

Дружеството

2.1. Дружеството е дружество с ограничена отговорност, надлежно учредено и валидно съществуващо според законите на Република България, и има цялата необходима дружествена власт да продължи да осъществява търговската си дейност, както я осъществява в момента, и да притежава, наема и оперира с имуществото и активите си така, както ги притежава, наема и оперира в момента;

2.2. Както Продавачът, така и Дружеството имат всички

execute and deliver any of the agreements required to be executed and delivered by him or it hereunder (this Agreement and such other agreements to be executed and delivered by the Seller and/or the Company being hereinafter called the "**Transaction Documents**") and to carry out the transactions contemplated hereby and thereby;

необходими правомощия и власт да подпишат и предадат всички договори, които по-долу се изисква да бъдат сключени и предадени от тях (настоящият Договор и други такива договори, които следва да бъдат сключени и предадени от Продавача и/или Дружеството, наричани по-долу „**Документи по сделката**"), както и да извършат сделките, предвидени в настоящия Договор и в тях.

2.3. This Agreement is, and the other Transaction Documents when executed will be, valid and binding agreements of the Seller and/or the Company, as the case may be, enforceable against the Seller and/or the Company in accordance with their respective terms;

2.3. Настоящият Договор е, както и другите Документи по сделката, когато се подпишат, ще бъдат валидни и обвързващи Продавача и/или Дружеството, и в зависимост от случая, изпълняеми срещу Продавача и/или Дружеството съгласно съответните им условия.

Liquidation

Ликвидация

2.4. the Seller has not initiated any liquidation procedure in respect of the Company;

2.4. Продавачът не е инициирал процедура по ликвидация по отношение на Дружеството;

Insolvency

Несъстоятелност

2.5. there are no court claims filed against the Company for initiation of insolvency proceedings;

2.5. В съда няма подадени молби срещу Дружеството за откриване на производство по несъстоятелност;

Going Concern

Действащо Предприятие

2.6. the Company operates as a Going Concern;

2.6. Дружеството функционира като Действащо предприятие;

Share Capital

Капитал

2.7. the share capital of the Company is BGN 419.800 (four hundred and nineteen thousand eight hundred levs) consisting of 41.980 (forty one thousand nine hundred and eighty) shares of BGN 10 (ten levs) each;

2.7. Капиталът на Дружеството е BGN 419.800 (четиристотин и деветнадесет хиляди и осемстотин лева), който се състои от 41.980 (четиридесет и една хиляди деветстотин и осемдесет) дружествени дяла, всеки на стойност от BGN 10 (десет лева);

2.8. the share capital of the Company has not been increased or decreased from the share capital set forth in Section 2.7;

2.8. Капиталът на Дружеството не е увеличаван или намаляван в сравнение с капитала, посочен в точка 2.7;

Shares

Дялове

2.9. all of the Shares have been validly subscribed and fully paid;

2.9. Всички Дялове са валидно записани и изцяло изплатени;

2.10. the Seller owns all of the Shares free

2.10. Продавачът притежава всички

and clear of any restrictions on transfer, security interests, encumbrances, options, purchase rights, contracts, commitments and claims (collectively, "**Liens**"). Neither the Company nor the Seller is a party to any option, purchase right, formal or informal arrangement or other contract or commitment that could (i) require the Seller to sell, transfer, or otherwise dispose of the Shares (other than this Share Purchase Agreement), (ii) provide any third party with any interest, right, or entitlement in respect of the Shares, or (iii) require the Company to issue any additional shares or economic interests. There are no claims, actions or proceedings in relation to the title or the ownership interests in the Shares;

Дялове, необременени от никакви ограничения в прехвърлянето, обезпечения, тежести, опции, права на закупуване, договори, задължения и искове (общо „**Тежести**"). Нито Дружеството, нито Продавачът е страна по опция, право на закупуване, формална или неформална уговорка или друг договор или задължение, което може (i) да задължи Продавача да продаде, прехвърли или по друг начин да се разпореди с Дяловете (с изключение на настоящия Договор за покупко-продажба на дружествени дялове), (ii) да предостави на трето лице някакъв дял, право или собственост по отношение на Дяловете, или (iii) да задължи Дружеството да издаде допълнителни дялове или инвестиционни средства. Няма никакви искове, действия или производства във връзка с правата по и собствеността върху Дяловете;

2.11. There are no outstanding subscriptions, rights, calls, proxies, encumbrances, security agreements, members agreements, voting trusts, or other commitments of any nature relating to any shares or other economic interests in the Company;

2.11. Няма неуредени записвания, права, продажби, пълномощни, тежести, договори за обезпечение, членствени договори, права за гласуване, или други задължения от каквото и да било естество по отношение на дружествени дялове или други инвестиционни средства на Дружеството.

2.12. There are no outstanding (i) securities convertible into or exchangeable for any of the equity interests or other economic interests in the Company, (ii) options, warrants or other rights to purchase or subscribe to shares or other economic interests in the Company, or (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any shares or other economic interests in the Company;

2.12. Не съществуват неуредени (i) ценни книги, които могат да се конвертират в или да се заменят срещу дялове в капитала или други инвестиционни средства на Дружеството, (ii) опции, варанти или други права да се закупят или запишат дялове в Дружеството, или (iii) договори, задължения, споразумения или уговорки от всякакъв вид във връзка с издаването, продажбата или прехвърлянето на дружествени дялове или други инвестиционни средства в Дружеството.

Consents

Съгласия

2.13. Except as set forth on Schedule 2.13 attached hereto, no consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority, or any consent, authorization or approval of any other third party, is necessary in order to enable Seller or the Company to enter into and perform

2.13. С изключение на изброеното в Списък 2.13, приложен към настоящия Договор, не е необходимо никакво съгласие, упълномощаване или одобрение, декларация, вписване или регистрация от държавен или регулаторен орган, нито някакво съгласие, упълномощаване или одобрение на трето лице, за да има

its obligations under the Transaction Documents, and, except as set forth on Schedule 2.13, neither the execution and delivery of the Transaction Documents nor the consummation of the transactions contemplated thereby will cause a breach of any existing agreement, judgment, order, decree or award by any court or governmental agency to which the Seller or the Company (or their assets) are bound or cause an accelaration of any Company indebtedness.

право Продавачът или Дружеството да поемат и да изпълнят своите задължения по Документите по сделката, и с изключение на посоченото в Списък 2.13, нито подписването и предаването на Документите по сделката, нито финализирането на сделките, предвидени в тях, ще доведе до нарушаване на съществуващ договор, решение, заповед, указ или акт на съд или държавна агенция, от които Продавачът или Дружеството (или техните активи) са обвързани, или ще предизвика ускорение в задлъжнялостта на което и да е Дружество.

Dividends

2.14. dividends have not been distributed in 2015;

Дивиденти

2.14. Дивиденти не са разпределяни през 2015г.;

Financial Statements

2.15. the financial statements of the Company as at 31 December 2014, as at 31 December 2013 and for the nine-months' period ended September 30, 2015 (i.e. *Appendix 1* – Balance Sheet as at 31 December 2014 and 31 December 2013; *Appendix 2* – Income Statement as at 31 December 2014 and 31 December 2013; *Appendix 3* – Cash-flow Statement as at 31 December 2014 and 31 December 2013; *Appendix 4* – Statement of Changes in Equity as at 31 December 2014 and 31 December 2013; *Appendix 7* – Balance Sheet, Income Statement, Cash-flow Statement and Statement of Changes in Equity as of nine months ended September 30, 2015.) have been prepared in accordance with NAS applied on a consistent basis throughout the period covered thereby and fairly represent the financial position and the results of operation of the Company as of the relevant date in view of the accounting policies and business practices adopted and consistently followed by the Company;

Финансови отчети

2.15. Финансовите отчети на Дружеството към 31 декември 2014г., към 31 декември 2013г. и за деветмесечния период до 30 септември 2015г. (т.е. *Приложение 1* – Баланс към 31 декември 2014г. и 31 декември 2013г.; *Приложение 2* – Отчет за приходите към 31 декември 2014г. и 31 декември 2013г.; *Приложение 3* – Отчет за паричните потоци към 31 декември 2014г. и 31 декември 2013г; *Приложение 4* – Отчет за промените в собствения капитал към 31 декември 2014г. и 31 декември 2013г.; и *Приложение 7* – Баланс, Отчет за приходите, Отчет за паричните потоци и Отчет за промените в собствения капитал, за деветте месеца до 30 септември 2015г.;) са съставени в съответствие с НСС, прилагани последователно през целия посочен в тях период, и вярно представят финансовото състояние и резултатите от дейността на Дружеството към съответната дата с оглед счетоводните политики и бизнес практики, възприети и последователно следвани от Дружеството;

Non-current assets

2.16. the Company has full title to all assets reflected in Non-Current Assets Register *Appendix No 5*, free and clear

Дълготрайни активи

2.16. Дружеството притежава пълни права върху всички активи, отразени в Регистъра на дълготрайните активи –

of all Liens. Except as set forth on Schedule 2.16 attached hereto, _Appendix No 5_ sets forth all assets owned and utilized in the operations of the Company's business and the Company owns all such assets free and clear of all Liens;

Приложение 5, необременени от никакви Тежести. С изключение на посоченото в Списък 2.16, приложен към настоящия Договор, _Приложение 5_ описва всички активи, които се притежават и използват при осъществяването на дейността на Дружеството, като Дружеството притежава всички тези активи, необременени от никакви Тежести;

Non-current liabilities

Дълготрайни пасиви

2.17. the only non-current liability is under the Bank Investment Credit Agreement No SB7973039 dated 24 January 2013 to UniCredit Bulbank amounting to BGN 14.000 (fourteen thousand levs) per the Balance Sheet as at 31 December 2014;

2.17. Единственият дълготраен пасив е по Договор за банков инвестиционен кредит № SB7973039 с дата 24 януари 2013г., сключен с УниКредит Булбанк, и е в размер на BGN 14.000 (четиринадесет хиляди лева) съгласно Баланса към 31 декември 2014г.;

No contingent or hidden liabilities

Без условни или скрити задължения

2.18. the Company has neither contingent nor hidden liabilities;

2.18. Дружеството няма нито условни, нито скрити задължения;

2.19. the Company has no liabilities, whether absolute or contingent, that are required by NAS to be reflected in its balance sheet as of June 30, 2015, except for those liabilities and obligations incurred since June 30, 2015 in the Ordinary Course of Business or that are immaterial in amount;

2.19. Дружеството няма задължения, било то условни или безусловни, които според НСС трябва да бъдат отразени в баланса му към 30 юни 2015г., с изключение на тези задължения, които са възникнали след 30 юни 2015г. в хода на Обичайната търговска дейност, или които са несъществени по размер;

Encumbrance

Тежести

2.20. the Company has established the following Liens which are the only existing Liens relating to the Shares, the Company or its assets:

(a) a special pledge in favour of UniCredit Bulbank AD under the Bank Investment Credit Agreement No SB7973039 dated 24 January 2013 over (i) low-frequency leaks meter RIGEL 288, model 331A913, ser. No 04E-1623; (ii) plastic profiles cutting machine CNC HOR WIRE FOAM CUTTER 55"x(Axis)x39"(Y Axis)x100" (Hot wire length), model FC5539, ser. No computer-51CG391, monitor-

2.20. Дружеството е учредило следните Тежести, които са единствените съществуващи Тежести по отношение на Дяловете, Дружеството или активите му:

(a) особен залог в полза на УниКредит Булбанк АД по Договор за банков инвестиционен кредит № SB7973039 с дата 24 януари 2013г. върху: (i) уред за измерване на нискочестотни отечки RIGEL 288, модел 331A913, сериен No 04E-1623; (ii) машина за изрязване на полиетиленови профили CNC HOR WIRE FOAM CUTTER 55"x(Axis)x39"(Y Axis)x100"(Hot

V6-737611; and

wire length), модел FC5539, сериен № компютър -51CG391, монитор- V6-737611; и

(b) pledge under the Bulgarian Financial Collateral Arrangements Act over all of its current and future receivables against UniCredit Bulbank related to bank accounts of the company opened with UniCredit Bulbank, to the amount of EUR 12.500 (twelve thousand five hundred euro);

(b) залог по Българския Закон за договорите за финансово обезпечение върху всички негови настоящи и бъдещи вземания срещу УниКредит Булбанк, свързани с банкови сметки на Дружеството в УниКредит Булбанк, в размер на EUR 12.500 (дванадесет хиляди и петстотин евро);

Litigation

2.21. the Company is not a party to any state court and/or arbitration proceedings;

2.22. there is no action, suit, proceeding at law or in equity by any person or entity pending, or, to the knowledge of Seller, threatened, or any arbitration, investigation or administrative or other proceeding by or before any governmental or administrative agency or instrumentality pending or threatened, against or affecting the Shares or the Company or any of its properties, assets or rights, which, if adversely decided, can reasonably be expected to have a Material Adverse Effect or prevent or delay the transactions contemplated by this Agreement. Neither the Seller nor the Company are subject to any judgment, order or decree entered in any lawsuit or proceeding to which Seller is a party and which can reasonably be expected to have a Material Adverse Effect or prevent or delay the transactions contemplated by this Agreement;

Съдебни спорове

2.21. Дружеството не е страна по никакви съдебни и/или арбитражни производства;

2.22. Няма висящо действие, дело или производство с оглед закона или справедливостта, инициирано от физическо или юридически лице, или, доколкото е известно на Продавача, такива не се очакват; няма висящо или очаквано арбитражно производство, разследване, административно или друго производство или средство, инициирано от или пред държавна или административна агенция, срещу или което може да засегне Дяловете, Дружеството или неговото имуществото, активи или права, и което ако се реши неблагоприятно, основателно може да се очаква да има Съществен неблагоприятен ефект, да попречи или забави сделките, предвидени в настоящия Договор. Нито Продавачът, нито Дружеството са обект на съдебно решение, заповед или постановление, по отношение на което е започнало дело или производство, по което Продавачът е страна и което основателно може да се очаква да има Съществен неблагоприятен ефект или да попречи на или забави сделките, предвидени в настоящия Договор.

Compliance with Laws

Законосъобразност

2.23. the Company is not in violation of any applicable order, judgment, injunction, award or decree of any court or governmental or regulatory body or agency, or arbitration tribunal to which the Company is a party and which is binding on either of them;

2.23. Дружеството не нарушава никаква приложима заповед, съдебно решение, обезпечение, акт или указ на съдебен, държавен или регулаторен орган, агенция или арбитражен съд, по които Дружеството е страна и което обвързва който и да е от тях;

2.24. Except as set forth on Schedule 2.24 attached hereto or for violations which could not reasonably be expected to have a Material Adverse Effect, neither the Seller nor the Company is in violation of any European Union, Bulgarian local or foreign law, ordinance, rule, directive, or regulation, including any applicable environmental laws, or any other requirement of any governmental or regulatory body or agency, court or arbitrator applicable to the either the Seller or the Company;

2.24. С изключение на посоченото в Списък 2.24, приложен към настоящия Договор, и на нарушенията, които основателно може да се очаква да не доведат до Съществен неблагоприятен ефект, нито Продавачът, нито Дружеството са в нарушение на европейско, българско или чуждестранно законодателство, наредба, правилник, директива или регламент, включително приложимо екологично законодателство, или на друго изискване на държавен или регулаторен орган или агенция, съд или арбитър, приложими по отношение на Продавача или Дружеството;

2.25. Except as set forth on Schedule 2.25, (i) there is not pending or, to the knowledge of Seller, threatened, any written notification of any governmental or regulatory body, agency or authority that the Company is not in compliance with applicable environmental laws or occupational safety and health laws and regulations, and (ii) neither the Company nor the Seller has received any such written notification of past violations of such laws or regulations;

2.25. С изключение на посоченото в Списък 2.25, приложен към настоящия Договор (i) няма предстоящи или доколкото е известно на Продавача, очаквани писмени уведомления от държавен или регулаторен орган или агенция, че Дружеството е в нарушение на приложимо екологично законодателство или на разпоредби, касаещи трудовата безопасност и здраве, и (ii) нито Дружеството, нито Продавачът са получавали такива писмени уведомления за предишни нарушения на такива закони и правила.

2.26. The Company possesses all governmental permits, licenses, orders and other governmental authorizations and approvals required to permit the Company to carry on its business as presently conducted (collectively, the "Permits"), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. All such Permits are in full force and effect (except where the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect), and no proceeding is pending, or to the knowledge of Seller threatened, to revoke, modify, suspend or terminate

2.26. Дружеството притежава всички държавни разрешения, лицензии, заповеди или други държавни потвърждения и одобрения, които се изискват, за да може Дружеството да продължи да осъществява търговската си дейност така, както я осъществява в момента (общо „**Разрешения**"), с изключение на хипотезите, в които неизпълнението на това основателно може да се очаква, че няма да доведе до Съществен неблагоприятен ефект. Всички такива Разрешения са изцяло действащи и в сила (с изключение на хипотезите, при които липсата на сила и действие основателно може да се

any such Permit. Except as set forth in Schedule 2.26, the consummation of the transactions contemplated by this Agreement does not require the consent of any other party under any Permit.

очаква да не доведе до Съществен неблагоприятен ефект) и няма висящи производства или, доколкото е известно на Продавача, не се очакват производства за отмяна, изменение, спиране или прекратяване на някое Разрешение. С изключение на предвиденото в Списък 2.26, приложен към настоящия Договор, финализирането на сделките, предвидени в настоящия Договор, не изисква съгласието на трето лице по никое от Разрешенията.

Execution proceedings

2.27. the Company is not a party to any execution proceedings;

Изпълнителни производства

2.27. Дружеството не е страна по никакви изпълнителни производства;

Administrative prescriptions, administrative infringement acts and penalty decrees

2.28. no administrative prescriptions and/or administrative infringement acts and/or penalty decrees have been issued to the Company;

Административни предписания, актове за установяване на административни нарушения и наказателни постановления

2.28. Няма административни предписания и/или актове за установяване на административно нарушение и/или наказателни постановления, които да са издадени на Дружеството;

Employees

2.29. the Company employs 50 (fifty) employees under employment agreements concluded under the Bulgarian Labour Code. *Appendix No 6* sets forth the name, title of responsibilities, existence of employment agreement and total compensation from the Company of each employee of the Company;

2.30. all employees have been handed over job descriptions;

2.31. Neither the Seller nor the Company has made a commitment or agreement to increase the compensation or to modify the conditions or terms of employment of any such person, except increases in accordance with existing agreements or Plans (as hereinafter defined);

2.32. the conclusion of all employment agreement have been notified by the Company to the Bulgarian National Revenue Agency;

Служители

2.29. Дружеството е работодател на 50 (петдесет) служители, наети на трудови договори, сключени в съответствие с Българския Кодекс на труда. *Приложение № 6* съдържа името, наименованието на длъжността, наличието на трудов договор и общото възнаграждение на всеки един от служителите на Дружеството;

2.30. На всички служители е връчена длъжностна характеристика;

2.31. Нито Продавачът, нито Дружеството е поело задължение или е сключило договор за увеличаване на възнаграждението или за промяна в условията на заетост на някой от служителите, с изключение на увеличенията, предвидени в съществуващите договори или Планове (както са дефинирани по-долу);

2.32. За сключването на всеки един от трудовите договори Дружеството е изпратило уведомление до Националната агенция за приходите;

2.33. the Company is in compliance with all applicable European Union, Bulgarian and local laws, rules, regulations, ordinances, decrees and orders applicable to the Company respecting employment and employment practices, terms and conditions of employment and wages and hours, except for violations which could not reasonably be expected to have a Material Adverse Effect;

2.33. Дружеството спазва всички европейски, български и местни закони, правилници, наредби, постановления и заповеди, приложими по отношение на него, засягащи трудовата заетост и трудовите практики, условията на работа, трудовото възнаграждение и работното време, с изключение на нарушения, за които основателно може да се очаква, че няма да доведат до Съществен неблагоприятен ефект;

2.34. there is no labor strike, dispute, slowdown or stoppage pending, or to the knowledge of Seller, threatened, against the Company;

2.34. Няма текуща стачка, спор, забавяне или прекратяване на дейността на Дружеството, нито доколкото е известно на Продавача, такива заплашват Дружеството;

2.35. except as set forth on Schedule 2.35 attached hereto, the Company is not a party to, makes, or is required to make, employer contributions to or has any current or future obligation or liability with respect to any pension, profit sharing, retirement, deferred compensation, bonus, stock purchase, severance, hospitalization, medical insurance, life insurance, vacation policy or other employee benefit plan or program providing benefits for its current or former employees, other than salaries or cash wages for straight time, overtime or shift differential (the "**Plans**");

2.35. С изключение на посоченото в Списък 2.35, приложен към настоящия Договор, Дружеството не е страна, не прави, нито е задължено да прави вноски в качеството си на работодател, нито има настоящи или бъдещи задължения или отговорност по отношение на някаква пенсия, разпределение на печалба, пенсиониране, отложено възнаграждение, бонус, покупка на дялове, прекратяване на трудов договор, хоспитализация, здравна осигуровка, застраховка „Живот", политика за отпуски или други планове или програми за социални придобивки в полза на настоящи или бивши служители, с изключение на трудовите възнаграждения за труд, положен през редовно работно време, извънреден труд или работа на смени („**Плановете**")'

EU Grant

Безвъзмездна финансова помощ от ЕС

2.36. the Company has complied and still complies with all prerequisites and obligations under the Bulgarian and the EU law related to the approval of the Company as a beneficiary for an EU grant in the amount of BGN 220.000 and the conclusion of Grant Contract No BG161PO003-2.1.13-0421-C0001 dated 20.07.2012 by and between the Ministry of Economy, Energy and Tourism and the Company;

2.36. Дружеството е отговаряло и продължава да отговаря на всички изисквания и задължения, предвидени в българското и европейското законодателство, свързани с одобряването на Дружеството за бенефициер на безвъзмездна финансова помощ от ЕС в размер на BGN 220.000, и със сключването на Договор за безвъзмездна финансова помощ No BG161PO003-2.1.13-0421-C0001 от 20.07.2012г. от и между Министерството на икономиката, енергетиката и туризма и

Дружеството;

Leases

2.37. Schedule 2.37 attached hereto contains a complete and accurate list of any real property lease to which the Company is a party, and each such lease is in full force and effect as of the date hereof. The Company has performed in all material respects all obligations on its part to be performed to date under said leases and is current with respect to the payment of all rents and other charges due thereunder. The Company's use and occupancy of the demised premises which are the subject matter of such leases do not violate in any material respect any of the terms of such leases, are not violative of the conditions in any material respect of the Company's policies of insurance. Neither the Seller nor the Company or any affiliate thereof own any real property which is used by the Company in connection with its business and operations as presently conducted;

Наеми

2.37. Списък 2.37, приложен към настоящия Договор, съдържа пълен и точен списък на всички договори за наем на недвижими имоти, по които Дружеството е страна, като всеки договор за наем е изцяло действащ и в сила към датата на настоящия Договор. Към момента Дружеството е изпълнило във всички съществени аспекти всички свои задължения по горепосочените договори за наем и е изправно по отношение заплащането на наемни цени и други суми, дължими по тях. Заемането и използването от страна на Дружеството на наетите помещения, обект на горепосочените договори за наем, не нарушава в никакъв съществен аспект нито условията на договорите, нито застрахователните политики на Дружеството. Нито Продавачът, нито Дружеството, нито техни клонове, притежават недвижимо имущество, което се използва от Дружеството във връзка с търговската му дейност и операциите, такива, каквито се извършват в момента.

2.38. the Company has not sent, served or been served a termination notice under the rental agreement with Business Innovation Center – IZOT AD dated 5 December 2011 for the rent of premises;

2.38. Дружеството не е изпращало, връчвало или получавало предизвестие за прекратяване на Договор за наем на помещения с Бизнес Иновационен Център – ИЗОТ АД от 5 декември 2011г.;

2.39. Schedule 2.39 attached hereto contains a complete and accurate list of any personal property lease to which the Company is a party that provides for annual rental payments in excess of EUR 500 or for a term in excess of one (1) year and each such lease is in full force and effect as of the date hereof. The Company has performed in all material respects all obligations on its part to be performed to date under said leases and is current with respect to the payment of all rents and other charges due thereunder. The Company's use of the items of personal property which are the subject matter of such leases does not violate in any material respect the terms of such leases, is in conformity in all material respects with all applicable laws, ordinances, codes and regulations and is not violative in

2.39. Списък 2.39, приложен към настоящия Договор, съдържа пълен и точен списък на всички договори за наем на движими вещи, по които Дружеството е страна, които предвиждат плащането на годишна наемна цена по-голяма от EUR 500 или срок по-дълъг от една (1) година и всеки такъв договор за наем е изцяло в сила и действащ към датата на настоящия Договор. Към момента Дружеството е изпълнило във всички съществени аспекти всички свои задължения по такива договори за наем и е изправно по отношение заплащането на дължими наемни цени и други суми, дължими по тях. Използването от страна на Дружеството на наетите движими вещи, обект на горепосочените договори за наем, не нарушава в

any material respect of the conditions of the Company's insurance policies. To the knowledge of Seller, no lessor under any such lease is in default in the performance of its obligations thereunder. The consummation of the transactions contemplated hereby will not require the consent of the applicable lessor.

никакъв съществен аспект условията на договорите, във всички съществени аспекти е в съответствие с всички приложими закони, правилници и наредби и не нарушава в никакъв съществен аспект застрахователните политики на Дружеството. Доколкото е известно на Продавача, нито един наемодател по такъв договор за наем не е в неизпълнение на задълженията си по тези договори. Финализирането на сделките, предвидени с настоящия Договор, не изисква съгласието на съответния наемодател.

Intellectual property rights

Права върху интелектуална собственост

2.40. all software used by the Company in its business and operations is duly licensed;

2.40. Целият софтуер, който се използва от Дружеството в търговската му дейност и операции, е надлежно лицензиран;

2.41. except as set forth on Schedule 2.43, the Company has not registered or applied for registration of patents, utility models, industrial designs, trade marks or other objects of industrial property;

2.41. С изключение на описаното в Списък 2.43, приложен към настоящия Договор, Дружеството не е регистрирало или заявило за регистрация патенти, полезни модели, промишлени дизайни, търговски марки или други обекти на индустриална собственост;

2.42. the Company is in compliance with all intellectual property regulations and does not infringe any third parties' intellectual property rights;

2.42. Дружеството спазва всички законови изисквания във връзка с интелектуалната собственост и не нарушава никакви права върху интелектуалната собственост на трети лица;

2.43. Schedule 2.43 attached hereto contains a complete and accurate list of all patents, licenses, trademarks, trade names, service marks or copyrights (the "**Intellectual Property**") which are either (a) owned or licensed by the Company or (b) used in the conduct of the Company's business (collectively, the "**Intellectual Property Rights**"). Except as set forth on Schedule 2.43, to the knowledge of Seller, no person or entity (other than the Company) has asserted any rights under or in respect of, and, to the knowledge of the Seller, no person is infringing with respect to the Company's rights under or in respect of said Intellectual Property Rights. The Company is not infringing on the right of any person under or in respect to any patent, license, trademark, trade name, service mark, copyright or similar intangible right, and

2.43. Списък 2.43, приложен към настоящия Договор, съдържа пълен и точен списък на всички патенти, лицензи, търговски марки, търговски наименования, марки за услуги и авторски права („**Интелектуална собственост**"), които (а) се притежават или са лицензирани от Дружеството или (б) се използват при осъществяване на търговската дейност на Дружеството (общо „**Права върху интелектуална собственост**"). С изключение на посоченото в Списък 2.43, доколкото е известно на Продавача, няма физически или юридически лица (освен Дружеството), които да твърдят някакво право върху или по отношение на, нито, доколкото е известно на Продавача, има лице, което нарушава права по или във връзка с горепосочените Права върху

there is no claim for damages or any proceeding pending, or to the knowledge of the Seller threatened, against the Company with respect thereto.

интелектуалната собственост. Дружеството не нарушава ничии права по или във връзка с патент, лиценз, търговска марка, марка за услуги, авторски права или други нематериални права и срещу Дружеството няма претенции за вреди или други висящи производства, и доколкото е известно на Продавача, такива не се очакват.

Suppliers and Customers

2.44. Schedule 2.44 attached hereto contains a complete and accurate list relating to the the Company, of (a) any supplier of the Company from whom the Company purchased products or services in the amount of EUR 2,500 or more for either of the preceding two (2) fiscal years and the amounts purchased from each such supplier in such year. The Company has no commitment to buy any goods or services in amounts which exceed customary needs of the Company or at prices which exceed prevailing market prices, and the Company has no commitment to supply any goods or services at prices below the Company's's customary prices or profit margins.

2.45. During the prior five (5) fiscal years, Seller's sole customer has been the Purchaser.

Доставчици и Клиенти

2.44. Списък 2.44, приложен към настоящия Договор, съдържа пълен и точен списък на всички доставчици, от които Дружеството е закупило стоки или услуги в размер на EUR 2,500 или повече за всяка от последните две (2) данъчни години, както и на количествата, закупени от всеки един от тези доставчици през съответната година. Дружеството няма задължение да купува стоки или услуги в количества, които надвишават обичайните нужди на Дружеството, или на цени, които надвишават преобладаващите пазарни цени, нито задължение да доставя стоки или услуги на цени по-ниски от обичайните цени и маржове на печалба на Дружеството.

2.45. През последните пет (5) данъчни години единствен клиент на Продавача е бил Купувачът.

Contracts

2.46. Schedule 2.46 attached hereto contains a complete and accurate list of all Company contracts and agreements, whether written or oral, which either: (i) involve aggregate consideration in excess of EUR 2,500 or (ii) contain a term in excess of twelve (12) months;

2.47. Schedule 2.47 attached hereto contain a complete and accurate list of all agreements with related parties, where the term "related party" shall mean a person who is directly or indirectly related to the Seller or the Company;

Договори

2.46. Списък 2.46, приложен към настоящото, съдържа пълен и точен списък на всички договори и споразумения на Дружеството, независимо дали писмени или устни, които (i) включват общо задължение в размер по-голям от EUR 2,500 или (ii) съдържат срок повече от дванадесет (12) месеца;

2.47. Списък 2.47, приложен към настоящия Договор, съдържа пълен и точен списък на всички договори със свързани лица, като терминът „свързано лице" означава лице, което пряко или непряко е свързано с Продавача или Дружеството;

Tax

2.48. the Company is in compliance with all

Данъци

2.48. Дружеството спазва всички данъчни

taxation rules, has duly and timely filed its tax returns, has duly and timely paid any taxes, duties, assessments and value added of any kind of nature;

закони, надлежно и своевременно е подало данъчните си декларации, надлежно и своевременно е платило задълженията си за данъци, мита и добавена стойност от всякакъв характер;

2.49. the Company has filed all tax returns that it was required to file or has obtained valid extensions of time to file such returns. All such filed tax returns were correct and complete in all material respects. All taxes due and payable by the Company (whether or not shown on any tax return) have been paid or adequately reserved for. No written claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction. There are no liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any taxes.

2.49. Дружеството е подало всички данъчни декларации, които се е изисквало да подаде, или е получило законно удължаване на срока за подаване на такива декларации. Всички подадени данъчни декларации са били верни и пълни във всички съществени аспекти. Всички данъци, дължими от Дружеството (независимо дали са били включени или не в данъчните декларации) са платени или адекватно провизирани. Никога не е отправяна писмена претенция на някакъв орган в юрисдикция, в която Дружеството не подава данъчни декларации, че то е или може да бъде обект на облагане от тази юрисдикция. Няма никакви тежести върху активите на Дружеството, които да са наложени във връзка с неизпълнението (или твърдяното неизпълнение) на задължение за заплащане на данъци.

2.50. the Company has withheld and paid or adequately reserved for all taxes (other than taxes which are de minimus in amount) required to have been withheld and paid by such entity in connection with amounts paid or owing to any employee, independent contractor, creditor, member or other third party.

2.50. Дружеството е удържало и платило или адекватно провизирало всички данъци (освен тези в минимални размери), които е било задължено да удържи и плати като дружество във връзка със сумите, изплатени или дължими на служители, индивидуални контрагенти, кредитори, членове или други трети лица.

Guarantee agreements

Договори за поръчителство

2.51. the Company is not a party to any guarantee agreements;

2.51. Дружеството не е страна по никакви договори за поръчителство;

Promissory notes and other negotiable instruments

Записи на заповед и други менителнични ефекти

2.52. the Company has not signed or issued any promissory notes, evidences of indebtedness or other negotiable instruments;

2.52. Дружеството не е подписвало или издавало никакви записи на заповед, доказателства за задлъжнялост или други менителнични ефекти;

Exhaustive list of valid powers of attorney

Изчерпателен списък на всички валидни пълномощни

2.53. the Company has granted the following powers of attorney only:

2.53. Дружеството е издало само следните пълномощни:

(a) Power of attorney reg. No. 597 of public notary officer Andriyan Balchev, No. 391 with the Bulgarian Notary Chamber, authorizing Mr. Angel Plamenov Kolev;

(a) Пълномощно с рег. № 597 на нотариус Андриян Балчев, № 391 към Нотариална камара на Република България, с което се упълномощава г-н Ангел Пламенов Колев;

(b) Power of attorney reg. No. 3998/11.12.2009 of public notary officer Nina Vasileva, No. 014 with the Bulgarian Notary Chamber, authorizing Ms. Antoaneta Dimitrova Shileva-Toromanova;

(b) Пълномощно с рег. № 3998/11.12.2009 на нотариус Нина Василева, № 014 към Нотариална камара на Република България, с което се упълномощава г-жа Антоанета Димитрова Шилева-Тороманова;

(c) Power of attorney reg. No. 4123/19.09.2012 of public notary officer Valentina Alexova, No. 262 with the Bulgarian Notary Chamber, authorizing Ms. Nelly Todorova Boneva;

(c) Пълномощно с рег. № 4123/19.09.2012 на нотариус Валентина Алексова, № 262 към Нотариална камара на Република България, с което се упълномощава г-жа Нели Тодорова Бонева;

(d) Power of attorney reg. No. 3999/11.12.2009 of public notary officer Nina Vasileva, No. 014 with the Bulgarian Notary Chamber, authorizing Ms. Silviya Tomova Ignatova;

(d) Пълномощно с рег. № 3999/11.12.2009 на нотариус Нина Василева, № 014 към Нотариална камара на Република България, с което се упълномощава г-жа Силвия Томова Игнатова;

(e) Power of attorney reg. No. 4124/19.09.2012 of public notary officer Valentina Alexova, No. 262 with the Bulgarian Notary Chamber, authorizing Ms. Teodora Nikolaeva Shileva;

(e) Пълномощно с рег. № 4124/19.09.2012 на нотариус Валентина Алексова, № 262 към Нотариална камара на Република България, с което се упълномощава г-жа Теодора Николаева Шилева;

Promises related to powers granted to Teodora Shileva

Обещания, свързани с пълномощното, предоставено на Теодора Шилева

2.54. the Seller covenants and warrants that Teodora Shileva:

(a) has not acted on behalf of the Company outside the Company's Ordinary Course of Business;

(b) has not authorized third parties with powers vested with her under the power of attorney granted to her.

2.54. Продавачът декларира и гарантира, че Теодора Шилева:

(a) Не е действала от името на Дружеството извън Обичайната му търговска дейност;

(b) Не е преупълномощавала трети лица с правата, предоставени й с даденото пълномощно.

Promises related to powers granted to Silviya Ignatova

Обещания, свързани с пълномощното, предоставено на Силвия Игнатова

2.55. the Seller covenants and warrants that

2.55. Продавачът декларира и гарантира,

Silviya Ignatova (i) has not made bank payments or withdrawn cash on behalf of the Company outside the Company's Ordinary Course of Business, (ii) has not acted on behalf of the Company outside the Company's Ordinary Course of Business; and (iii) has not authorized third parties with powers vested with her under the power of attorney granted to her.

че Силвия Игнатова (i) не е правила банкови плащания, нито е теглила пари в брой от името на Дружеството извън Обичайната му търговска дейност; (ii) не е действала от името на Дружеството извън Обичайната му търговска дейност; и (iii) не е преупълномощавала трети лица с правата, предоставени й с даденото пълномощно.

Ordinary Course of Business from January 1st, 2015 until the Signing

2.56. from January 1st, 2015 until the Signing the Company has conducted business activities in the Ordinary Course of Business only and there has been no Material Adverse Effect since such date.

Обичайна търговска дейност от 1 януари 2015г до Подписването

2.56. От 1 януари 2015г. до Подписването Дружеството е извършвало дейност само в рамките на Обичайната търговска дейност и не е имало Съществен неблагоприятен ефект, считано от тази дата.

III. PRICE AND PAYMENT

Price

3. Pursuant to Section 4 hereof, the Purchaser will pay to the Seller a price for the Shares amounting to EUR 500,000 (five hundred thousand euro) payable as follows: (a) EUR 375,000 (three hundred and seventy five thousand euro) payable within 3 (three) Business Days after Completion; and (b) EUR 125,000 (one hundred and twenty five thousand euro) payable on the five (5) year anniversary of the Effective Date.

Payment

4. The price will be paid by the Purchaser to the following bank account of the Seller:

Bank: Eurobank Bulgaria AD
IBAN: BG55BPBI79404434221401

4.1. In the event of Seller's death any remaining unpaid purchase price shall be paid to the estate or heirs of the Seller, not later than six (6) months after Seller's death.

4.2. The part of the price payable on the five (5) year anniversary of the Effective Date shall become due and payable within 6 (six) months as of the date of the occurrence of any of the following events:

(a) a termination of the Management Agreement by the Company without Cause (as per Section

III. ЦЕНА И ПЛАЩАНЕ

Цена

3. Съгласно параграф 4 Купувачът ще плати на Продавача цена за Дяловете в размер на EUR 500.000 (петстотин хиляди евро), платими както следва: (a) EUR 375.000 (триста седемдесет и пет хиляди евро) в срок от 3 (три) Работни дни след Завършване; и (б) EUR 125.000 (сто двадесет и пет хиляди евро) 5 (пет) години след Датата на влизане в сила.

Плащане

4. Цената ще бъде платена от Купувача по следната банкова сметка на Продавача:

Банка: Юробанк България АД
IBAN: BG55BPBI79404434221401

4.1. В случай на смърт на Продавача, остатъчната неплатена покупна цена ще бъде заплатена на наследниците на Продавача не по-късно от 6 (шест) месеца след смъртта на Продавача.

4.2. Частта от цената, дължима 5 (пет) години след Датата на влизане в сила, става дължима и платима в срок до 6 (шест) месеца от датата на настъпване на някое от следните събития:

(a) прекратяване на Договора за възлагане на управлението от Дружеството без Причина

22(c) of the Management Agreement), or

(съгласно параграф 22(c) от Договора за възлагане на управлението), или

(b) a termination of the Management Agreement by the Director for Good Reason (as per Section 22(d) of the Management Agreement), or

(b) прекратяване на Договора за възлагане на управлението от Управителя поради Основателна причина (съгласно параграф 22(d) от Договора за възлагане на управлението), или

(c) an acquisition of a majority stake of the Purchaser by a third party.

(c) придобиване от трето лице на мажоритарен дял от Купувача.

4.3. In case the Purchaser is in delay of the payment of the price for the shares, the Purchaser shall owe the Seller liquidated damages for late payment in the amount of 0.1% of the outstanding amount per day but no more than 30% of the outstanding amount. In case the delay lasts more than 30 (thirty) days, the Seller shall be entitled to unilaterally terminate this Share Purchase Agreement with a notice in writing without giving additional time to the Purchaser to remedy the breach.

4.3. В случай, че Купувача не изпълни задълженията си да заплати договорената продажна цена за дяловете в уговорените срокове, Купувачът дължи на Продавача неустойка за забава в размер на 0,1 % от дължимата сума за всеки ден на забавата, но не повече от 30% от забавената сума. В случай, че забавата продължи повече от 30 (тридесет) дни, Продавачът има право с едностранно писмено предизвестие да развали настоящия Договор за покупко-продажба на дружествени дялове, без да дава на Купувача допълнителен срок за изпълнение.

4.4. As at the Signing the Seller is obligated to pay a Bulgarian tax of 10% (ten percent) on the gain derived from the sale of the shares subject of this Share Purchase Agreement. In case of a change in the Bulgarian tax legislation prior to the complete payment of the price, resulting in an increase of the tax burden on the Seller as compared to the tax burden on the Seller, if the Seller were to receive the full price of the shares at Completion, the Purchaser shall indemnify the Seller for such an increase of the tax burden but such an imdemnification cannot exceed EUR 50,000 (fifty thousand euro). For avoidance of any doubt, subject to this provision is a hypothetical increase in the Bulgarian tax concerning the deferred payment of EUR 125 000 (one one hundred and twenty five thousand euro) of the price only.

4.4. Към Подписването Продачавът дължи български данък върху доходите, извлечени от продажба на дяловете, предмет на този Договор за покупко-продажба на дружествени дялове. В случай на промяна на българското данъчно законодателство преди пълното плащане на цената, водещо до увеличение на данъчното бреме на Продавача, сравнено с данъчното бреме на Продавача, ако Продавача би получил пълната цена при Завършването, Купувачът ще обезщети Продавача за такова увеличение, но такова обезщетение не може да надвишава EUR 50,000 (петдесет хиляди евро). За избягване на съмнение предмет на тази разпоредба е само хипотетичното увеличение на българския данък, касаещ отложеното плащане от EUR 125,000 (сто двадесет и пет хиляди евро) от цената.

IV. CONDUCT FROM SIGNING UNTIL COMPLETION

IV. ЗАДЪЛЖЕНИЯ ОТ ПОДПИСВАНЕ ДО

ЗАВЪРШВАНЕ

Company conduct

5. From the Signing until the Completion the Seller undertakes and promises that:

Ordinary Course of Business

5.1. the Company will continue operating as a Going Concern and will conduct only those actions, which can be reasonably assessed as being in line with the Ordinary Course of Business and carried on prior to the date of this Share Purchase Agreement.

Prohibitions

5.2. the Company shall not:

(a) issue or agree to issue any additional shares of the Company's equity securities, or issue or agree to issue any options, warrants or other convertible securities which would permit the issuance of any additional shares of the Company's equity securities;

(b) enter into any agreements concerning an acquisition of any non-current assets; or

(c) enter into any agreements concerning a disposal of any of its non-current assets; or

(d) enter into any agreements concerning a lease of any of its non-current assets; or

(e) enter into any agreements concerning commitments for capital expenditures;

(f) create any security interest over any of its non-current assets; or

(g) pledge any of its current assets, or its Going Concern; or

(h) assume any new non-current liabilities; or

Поведение на Дружеството

5. От Подписването до Завършването Продавачът се задължава и гарантира, че:

Обичайна търговска дейност

5.1. Дружеството ще продължи да функционира като Действащо предприятие и ще осъществява само онези действия, които основателно могат да се оценят като такива в съответствие с Обичайната му търговска дейност и които са се осъществявали и преди датата на настоящия Договор за покупко-продажба на дружествени дялове.

Забрани

5.2. Дружеството няма право да:

(a) Издаде или да се съгласи да издаде допълнителни дялови ценни книги в Дружеството или да издаде или да се съгласи да издаде някакви опции, варанти, или други конвертируеми ценни книги, които биха позволили издаването на допълнителни дялови ценни книги в Дружеството ; или

(b) Сключва договори за придобиване на дълготрайни активи; или

(c) Сключва договори за отчуждаване на своите дълготрайни активи; или

(d) Сключва договори за наем на дълготрайни активи; или

(e) Сключва договори, свързани със съществени разходи; или

(f) Учредява обезпечения върху дълготрайните си активи; или

(g) Залага своите настоящи активи, или търговското си предприятие; или

(h) Поема нови дълготрайни пасиви; или

(i) settle any existing non-current liabilities; or

(i) Урежда съществуващи дълготрайни пасиви; или

(j) enter into a transaction or arrangement which is outside the Ordinary Course of Business; or

(j) Сключва сделки или да участва в уговорки извън Обичайната търговска дейност; или

(k) grant any guarantee for third parties' obligations, grant any loans to any third parties or otherwise grant any rights to third parties including by way of leases; or

(k) Обезпечава задължения на трети лица, да предоставя заеми на трети лица или по друг начин да предоставя права на трети лица, включително чрез отдаване под наем; или

(l) execute any promissory notes or other negotiable instruments; or

(l) Издава записи на заповед или други менителнични ефекти; или

(m) change any of the Company's brand names or trade marks or grant, modify, agree to terminate or permit the lapse of any intellectual property rights or enter into any agreement relating to any such rights; or

(m) Променя брандовете или търговските марки на Дружеството или да предоставя, изменя, да се съгласява да бъде прекратено или да позволява погасяването на някое право върху интелектуална собственост или да сключва договори във връзка с такива права; или

(n) institute, settle or agree to settle any legal court proceeding relating to its business; or

(n) Предприема, урежда или да се съгласява да уреди съдебни спорове, свързани с дейността му; или

(o) pay any dividends; or

(o) Плаща някакви дивиденти; или

(p) enter into liquidation proceedings; or

(p) Започва процедура по ликвидация; или

(q) undergo any transformation within the meaning of Chapter XVI – "*Transformation of Companies*" of the Bulgarian Commerce Act;

(q) Се преобразува по смисъла на Глава XVI – „Преобразуване на търговски дружества" от Българския Търговски закон;

(r) enter into any agreements for disposal of its Going Concern.

(r) Сключва договори за разпореждане със своето Действащо предприятие.

5.3. Seller shall not:

5.3. Продавачът няма право да:

(a) Encumber the shares in any way; or

(a) Обременява Дяловете по какъвто и да е начин; или

(b) Grant any options, warrants or other convertible securities which would permit any other party to obtain any ownership interest in the Shares;

(b) Предоставя гаранции или други конвертируеми ценни книжа, които биха могли да позволят на трети лица да придобият собственост върху Дяловете;

Promises related to powers granted to Teodora Shileva

5.4. Teodora Shileva will:

(a) act on behalf of the Company in the Company's Ordinary Course of Business only;

(b) not authorize third parties with powers vested with her under the power of attorney granted to her.

Обещания, свързани с пълномощното, предоставено на Теодора Шилева

5.4. Теодора Шилева:

(a) Ще действа от името на Дружеството само в рамките на неговата Обичайна търговска дейност;

(b) Няма да преупълномощава трети лица с правата, предоставени й с даденото пълномощното.

Promises related to powers granted to Silviya Ignatova

5.5. Silviya Ignatova will not make bank payments or withdraw cash on behalf of the Company outside the Company's Ordinary Course of Business;

Обещания, свързани с пълномощното, предоставено на Силвия Игнатова

5.5. Силвия Игнатова няма да извършва банкови плащания или да тегли пари в брой от името на Дружеството извън неговата Обичайна търговска дейност;

Informing of the Purchaser

6. The Seller will inform the Purchaser of any material circumstances that have occurred to the Company between Signing and Completion.

Уведомяване на Купувача

6. Продавачът ще уведомява Купувача за всяко съществено обстоятелство, което възникне по отношение на Дружеството между Подписването и Завършването.

V. WITHDRAWAL OF POWERS OF ATTORNEY AND LIMITED POWERS

V. ОТТЕГЛЯНЕ НА ПЪЛНОМОЩНИ И ОГРАНИЧЕНИ ПРАВА

Withdrawal of powers of attorney

7. Promptly after the Signing the Company shall withdraw the powers of attorney granted to Teodora Shileva, Silviya Ignatova.

Оттегляне на пълномощни

7. Веднага след Подписването Дружеството ще оттегли пълномощните, предоставени на Теодора Шилева и Силвия Игнатова.

Limited powers

8. After the Completion Teodora Shileva and Silviya Ignatova will be granted special powers of attorney limited the powers to certain matters as resolved in writing by the Purchaser which power of attorneys shall be issued and certified by either of the Directors.

Ограничени права

8. След Завършване на Теодора Шилева и Силвия Игнатова ще бъдат предоставени конкретни пълномощни, с ограничени права само по определени въпроси, по изрично писмено решение на Купувача, които пълномощни ще бъдат издадени от от който и да е от Управителите.

VI. LIABILITY OF THE SELLER

9. After the Completion, Seller and Company shall jointly and severally defend, indemnify and hold harmless the Purchaser, any present or future affiliate of the Purchaser and its managers, members, directors, officers, employees, agents, representative, successors and assigns (collectively, the "**Purchaser Indemnitees**") from and against

VI. ОТГОВОРНОСТ НА ПРОДАВАЧА

9. След Завършването Продавачът и Дружеството заедно и поотделно ще защитават, обезщетяват и предпазват от отговорност Купувача, всеки настоящ или бъдещ клон на Купувача, неговите управители, съдружници, директори, длъжностни лица, служители, агенти, представители, наследници и

any and all direct or indirect requests, demands, claims, payments, defenses, obligations, recoveries, deficiencies, fines, penalties, interest, assessments, actions, liens, causes of action, suits, proceedings, judgments, losses, damages, liabilities, costs, and expenses of any nature, kind or character (collectively, "Claims") asserted against, imposed upon or incurred by any one or more of the Purchaser Indemnitees by reason of, resulting from, arising out of, based upon, awarded or asserted against in respect of or otherwise in respect of:

правоприемници (общо "**Защитени лица на Купувача**") от и срещу всякакви преки или непреки молби, искания, претенции, плащания, защити, задължения, обезщетения, дефицити, глоби, наказания, лихви, данъци, действия, тежести, процеси, дела, производства, решения, загуби, вреди, задължения, разноски и разходи от всякакъв характер (общо „**Претенции**"), предприети срещу, наложени на или претърпени от едно или няколко от Защитените лица на Купувача по причина, възникнала в резултат от, произтичаща от, базирана на, присъдени или твърдяни във връзка с или по друг начин свързани с:

9.1. a breach of any of the representations and warranties included in Section II – WARRANTIES AND REPRESENTATIONS OF THE SELLER AT SIGNING AND COMPLETION.

9.1. Нарушение на някоя от декларациите или гаранциите, включени в Част II – ГАРАНЦИИ И ДЕКЛАРАЦИИ НА ПРОДАВАЧА ПРИ ПОДПИСВАНЕ И ЗАВЪРШВАНЕТО.

9.2. breach of obligations under Section IV – CONDUCT FROM SIGNING UNTIL COMPLETION;

9.2. Нарушение на задълженията по Част IV – ПОВЕДЕНИЕ ОТ ПОДПИСВАНЕ ДО ЗАВЪРШВАНЕТО;

9.3. any other breach of this Share Purchase Agreement;

9.3. Всяко друго нарушение на настоящия Договор за покупко-продажба на дружествени дялове;

9.4. any failure of Seller to transfer the Shares to the Purchaser free and clear of all Liens.

9.4. Всяко неизпълнение на Продавача на задължението да прехвърли Дяловете на Купувача, необременени от никакви Тежести.

VII. NOTARY CERTIFICATION AND COSTS

VII. НОТАРИАЛНА ЗАВЕРКА И ТАКСИ

Notary certification

Нотариална заверка

10. This Share Purchase Agreement is signed by the Parties before a notary officer in compliance with the provisions of Article 129, paragraph 2 of the Bulgarian Commerce Act.

10. Настоящият Договор за покупко-продажба на дружествени дялове е подписан от Страните пред нотариус в съответствие с разпоредбата на чл. 129, ал. 2 от Българския Търговски закон.

Costs

Такси

11. The notary costs for signing of this Share Purchase Agreement as well as for the signing of the Agreement for Transfer of Shares will be born by the Company.

11. Нотариалните такси за подписването на този Договор за покупко-продажба на дружествени дялове, както и тези за подписването на Договора за прехвърляне на дружествени дялове ще се поемат от Дружеството.

VIII. CONDITIONS TO CLOSING

VIII. УСЛОВИЯ ЗА ФИНАЛИЗИРАНЕ

12. Conditions Precedent to Obligations of Purchaser. The obligation of Purchaser to enter into and complete the transactions

12. Условия по отношение задълженията на Купувача. Задължението на Купувача да сключи и изпълни сделките, предвидени в

contemplated hereby are subject, at their respective option, to the fulfillment on or prior to Completion of the following conditions, any one or more of which may be waived by it only in writing:

настоящия Договор, зависят, в съответната им форма, от изпълнението на следните условия към момента на или преди Завършването, като всяко от тях може да бъде отменено само в писмена форма:

12.1. The representations and warranties of Seller contained in this Share Purchase Agreement shall be true and correct in all material respects on and as of Completion with the same force and effect as though made on and as of Completion (except that any representations and warranties qualified as to materiality shall be true and correct in all respects). Seller shall have performed and complied with in all material respects all covenants and agreements required by this Share Purchase Agreement to be performed or complied with by Seller on or prior to Completion.

12.1. Декларациите и гаранциите на Продавача, съдържащи се в настоящия Договор за покупко-продажба на дружествени дялове, да бъдат верни и точни във всеки съществен аспект към момента на и считано от Завършването със същата сила и действие все едно са направени на и считано от Завършването (с изключение на тези декларации и гаранции, които се квалифицират като съществени и които следва да бъдат верни и точни във всички аспекти). Продавачът да е изпълнил във всички съществени аспекти всички уговорки и договори, изисквани съгласно настоящия Договор за покупко-продажба на дружествени дялове, които трябва да бъдат изпълнени от него към момента на или преди Завършването.

12.2. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages or a discovery order in connection with such transactions.

12.2. Да няма действие, дело или производство, което е инициирано пред съд, държавен или регулаторен орган, или което е инициирано или да се очаква да бъде инициирано от някакъв държавен или регулаторен орган, с цел ограничаване, изменение или предотвратяване сключването на сделките, предвидени в настоящия Договор, с цел търсене на обезщетение или издаване на акт, който да постанови разкриването на определени факти или информация във връзка с тези сделки.

12.3. All permits and approvals from any governmental or regulatory body required for the lawful consummation of the Completion and the continued operation of the Company by Purchaser after Completion shall have been obtained, including all necessary governmental consents to the continuation of operation permits (environmental or otherwise) which otherwise may be affected by Purchaser's acquisition of the Company.

12.3. Всички разрешения и одобрения на държавни или регулаторни органи, необходими за законосъобразното финализиране на Завършването и за продължаването на дейността на Дружеството от Купувача след Завършването, да бъдат получени, включително всички държавни разрешения необходими за продължаване действието на разрешенията за функциониране, (свързани с околната среда или други), които иначе биха могли да повлияни от придобиването на Дружеството от страна на Купувача.

12.4. Seller shall have delivered all such certified resolutions, certificates, documents or instruments with respect to the Company's corporate existence and authority as Purchaser's counsel may have reasonably requested prior to Completion

12.4. Продавачът да е предал всички заверени решения, удостоверения, документи или книжа във връзка с корпоративното съществуване и правомощия на Дружеството, които съветник на Купувача може основателно да е изискалал преди Завършването.

12.5. Prior to Completion, there shall not have been a Material Adverse Effect.

12.5. Преди Завършването да няма Съществен неблагоприятен ефект.

12.6. Seller shall have entered into the Management Agreement with the Company.

12.6. Продавачът да е сключил Договор за възлагане на управлението с Дружеството.

13. Conditions Precedent to Obligations of Seller. The obligation of Seller to enter into and complete the transactions contemplated hereby are subject, at their respective option, to the fulfillment on or prior to Completion of the following conditions, any one or more of which may be waived by it only in writing:

13. Условия по отношение задълженията на Продавача. Задължението на Продавача да сключи и завърши сделките, предвидени в настоящия Договор, зависят, в съответната им форма, от изпълнението на следните условия към момента на или преди Завършването, като всяко от тях може да бъде отменено само в писмена форма:

13.1. The representations and warranties of Purchaser contained in this Share Purchase Agreement shall be true and correct in all material respects on and as of Completion with the same force and effect as though made on and as of Completion (except that any representations and warranties qualified as to materiality shall be true and correct in all respects). Purchaser shall have performed and complied with in all material respects all covenants and agreements required by this Share Purchase Agreement to be performed or complied with by Purchaser on or prior to Completion.

13.1. Декларациите и гаранциите на Купувача, съдържащи се в настоящия Договор за покупко-продажба на дружествени дялове, да бъдат верни и точни във всеки съществен аспект към момента на и считано от Завършването със същата сила и действие все едно са направени на и считано от Завършването (с изключение на тези декларации и гаранции, които са определени като съществени и които следва да бъдат верни и точни във всички аспекти). Купувачът следва да е изпълнил във всички съществени аспекти всички уговорки и договори, изисквани съгласно настоящия Договор за покупко-продажба на дружествени дялове, които трябва да бъдат изпълнени от него към момента на или преди Завършването.

13.2. Purchaser shall have delivered to Seller a copy of the resolutions duly adopted by the board of directors of Purchaser authorizing and approving the execution and delivery by Purchaser of the Transaction Documents, and the consummation by Purchaser of the transactions contemplated thereby.

13.2. Купувачът да е предал на Продавача копие от решенията, надлежно приети от Съвета на директорите на Купувача, с които Купувачът е упълномощил и одобрил сключването и предаването на Документите по сделката, както и изпълнението от страна на Купувача на сделките, предвидени в настоящия Договор.

13.3. Purchaser shall have caused the Company to enter into the Management

13.3. Купувачът да е осигурил сключването на Договора за

Agreement with Seller.

възлагане на управлението между Дружеството и Продавача.

IX. CORRESPONDENCE ADDRESSES

IX. АДРЕСИ ЗА КОРЕСПОНДЕНЦИЯ

14. Any notification, prior notice or any other correspondence between the Parties to this Share Purchase Agreement shall be sent to the following correspondence addresses:

14. Всички съобщения, предизвестия и всякаква друга кореспонденция между Страните по настоящия Договор за покупко-продажба на дружествени дялове следва да се изпращат на следните адреси за кореспонденция:

If to the Seller:

address: Sofia, housing complex Ljulin 7, block 711, entrance A, floor 6, apartment 36
phone number: 0899 904467
e-mail: nickolay@bovie-bulgaria.com

За Продавача:

адрес: гр. София, жилищен комплекс Люлин 7, блок 711, вх. А, ет.6, ап. 36
телефон: 0899 904467
имейл: nickolay@bovie-bulgaria.com

If to the Purchaser:

address: 4 Manhattanville Road, Suite 106 Purchase, New York 10577, USA
phone number: (914) 468-4009
e-mail: rob.gershon@boviemed.com
contact person: Robert L. Gershon

За Купувача:

адрес: САЩ, Ню Йорк 10577, Пърчиз, ул. Манхатънвил Роуд № 4, ап. 106
телефон: (914) 468-4009
имейл: rob.gershon@boviemed.com
лице за контакт: Робърт Л. Гершон

X. SELLER'S PROMISES

X. ОБЕЩАНИЯ НА ПРОДАВАЧА

15. The Seller's promises under this Share Purchase Agreement of the actions and/or inactions and/or obligations of the each of the Company and/or Teodora Shileva and/or Silviya Ignatova are to be interpreted within the meaning of Article 23 of the Bulgarian Contracts and Obligations Act.

15. Обещанията на Продавача по този Договор за покупко-продажба на дружествени дялове по отношение на действията и/или бездействията и/или задълженията на всеки един от Дружеството и/или Теодора Шилева и/или Силвия Игнатова следва да се тълкуват в смисъла на чл. 23 от Българския Закон за задълженията и договорите.

XI. MISCELLANEOUS

XI. ДРУГИ

No transfer/assignment of rights and obligations

Забрана за прехвърляне/възлагане на права и задължения

16. Seller may not transfer or assign its rights and obligations under this Share Purchase Agreement without the prior written consent of the Purchaser. Purchaser may assign its rights under this Share Purchase Agreement without the prior consent of the Seller. Purchaser may not assign his obligations under this Share Purchase Agreement without the prior written consent by the Seller. To eliminate any doubt, the restriction under the preceding sentence does not restrict the Purchaser to dispose its shares in the Company or generally its assets.

16. Продавачът няма право да прехвърля или възлага права и задължения по настоящия Договор за покупко-продажба на дружествени дялове без предварителното писмено съгласие на Купувача. Купувачът може да прехвърля своите права по този Договор за покупко-продажба на дружествени дялове без предварителното съгласие на Продавача. Купувачът няма право да прехвърля задълженията си по този Договор за покупко-продажба на дружествени дялове без предварителното писмено съгласие на Продавача. За избягване на всякакво съмнение,

ограниченията по предходното изречение не ограничава Купувача да се разпорежда с дяловете си в Дружеството или въобще с неговите активи.

Further assurances

17. Seller and Purchaser covenant and agree to deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time, at the request of any other party and without further consideration, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to transfer more effectively to Purchaser, to perfect or record title to or interest in or to enable Purchaser to acquire the Shares, or to otherwise to confirm or carry out the provisions and intent of this Agreement.

Други гаранции

17. Продавачът и Купувачът се съгласяват да предоставят и потвърждават (или да предизвикат подписването, доставянето и потвърждаването), от време на време, по молба на всяко друга страна и без допълнително заплащане, на всички допълнителни документи и да предприемат всички допълнителни действия, които основателно могат да бъдат необходими или уместни, за да се прехвърли по-ефективно на Купувача, за да се завърши или регистрира собствеността върху или дела в или за да се позволи на Купувача да придобие Дяловете, или по друг начин да потвърждават или изпълняват разпоредбите и целта на настоящия Договор.

Amendments and supplements

18. Any amendments and supplements to the Share Purchase Agreement shall be valid and binding only if made in writing by the Parties before a notary officer.

Изменения и допълнения

18. Всички изменения и допълнения на настоящия Договор за покупко-продажба на дружествени дялове ще бъдат действителни и обвързващи само ако са направени от Страните в писмена форма и пред нотариус.

Governing law

19. This Share Purchase Agreement is governed by Bulgarian law.

Приложимо право

19. Този Договор за покупко-продажба на дружествени дялове е подчинен на българското право.

Governing language version

20. This agreement has been prepared in both English and Bulgarian. In case of discrepancy between the English and the Bulgarian version of the Share Purchase Agreement, the English version shall prevail.

Водеща езикова версия

20. Настоящият Договор се състави на английски и на български език. В случай на несъответствие между английската и българската версия на Договора за покупко-продажба на дружествени дялове, английската версия ще има предимство.

Jurisdiction

21. Any dispute arising out of or in connection with this Share Purchase Agreement will be settled by the competent court in Sofia, Bulgaria.

Подсъдност

21. Всички спорове, възникнали от или във връзка с настоящия Договор за покупко-продажба на дружествени дялове, ще се разрешават от компетентния съд в гр. София, България.

The present Share Purchase Agreement is signed in 2 (two) original bilingual English-

Настоящият Договор за покупко-продажба на дружествени дялове се подписа в 2 (два)

Bulgarian counterparts, one for each of the Parties hereto and contains 7 (seven) Appendices, 7 (seven) Exhibits and 12 (twelve) Schedules as follows:

оригинални двуезични, английско-български екземпляра – по един за всяка от Страните, и има 7 (седем) Приложения, 7 (седем) Документа и 12 (дванадест) Списъка, както следва:

Appendix 1 – Balance Sheet as at 31 December 2014 and 31 December 2013;
Appendix 2 – Income Statement as at 31 December 2014 and 31 December 2013;
Appendix 3 – Cash-flow Statement as at 31 December 2014 and 31 December 2013;
Appendix 4 – Statement of Changes in Equity as at 31 December 2014 and 31 December 2013;

Appendix 5 – Non-Current Assets Register;

Appendix 6 – List of Employees; and
Appendix 7 – Balance Sheet, Income Statement, Cash-flow Statement and Statement of Changes in Equity as of nine months ended September 30, 2015.

Приложение 1 – Баланс към 31 декември 2014г. и 31 декември 2013г.;
Приложение 2 – Отчет за приходите към 31 декември 2014г. и 31 декември 2013г.;
Приложение 3 – Отчет за паричните потоци към 31 декември 2014г. и 31 декември 2013г;
Приложение 4 – Отчет за промените в собствения капитал към 31 декември 2014г. и 31 декември 2013г.;
Приложение 5 – Регистър на дълготрайните активи;
Приложение 6 – Списък със служители; и
Приложение 7 – Баланс, Отчет за приходите, Отчет за паричните потоци и Отчет за промените в собствения капитал, за деветте месеца до 30 септември 2015г.;

Exhibit A – Agreement for Transfer of Shares;

Exhibit B – Request from the Purchaser to the Seller for admission as a shareholder of the Company;
Exhibit C – Resolution of the Seller to admit the Purchaser as a shareholder of the Company;

Exhibit D – Resolution of the Seller to sell the Shares to the Purchaser;
Exhibit E – Resolution of the Purchaser to acquire the Shares from the Seller;
Exhibit F – Resolution of the Purchaser to appoint a second director or the Company, to change the Company's registered address and to adopt a new Constituent Act of the Company; and

Exhibit G – Constituent Act of the Company.

Документ А – Договор за прехвърляне на дружествени дялове;
Документ Б – Молба от Купувача до Продавача за приемане като съдружник в Дружеството;
Документ В – Решение на Продавача за приемане на Купувача като съдружник в Дружеството;
Документ Г – Решение на Продавача за продажба на Дяловете на Купувача;
Документ Д – Решение на Купувача за придобиване на Дяловете от Продавача;
Документ Е – Решение на Купувача за назначаване на втори управител на Дружеството, за промяна адреса на управление на Дружеството и за приемане нов Учредителен акт на Дружеството ; и
Документ Ж – Учредителен акт на Дружеството.

Schedule 2.13 – Consents;
Schedule 2.16 – Non-current assets;
Schedule 2.24 – Compliance with Laws;
Schedule 2.25 – Compliance with Laws;
Schedule 2.26 – Compliance with Laws;
Schedule 2.35 – Employees;
Schedule 2.37 – Leases;
Schedule 2.39 – Leases;
Schedule 2.43 – Intellectual property rights;

Schedule 2.44 – Suppliers and Customers;

Списък 2.13 – Съгласия;
Списък 2.16 – Дълготрайни активи;
Списък 2.24 – Законосъобразност;
Списък 2.25 – Законосъобразност;
Списък 2.26 – Законосъобразност;
Списък 2.35 – Служители;
Списък 2.37 – Наеми;
Списък 2.39 – Наеми;
Списък 2.43 – Права върху интелектуална собственост;
Списък 2.44 – Доставчици и Клиенти;

the Seller:
Продавач:

for the Purchaser:
За Купувача:

Schedule 2.46 – Contracts;
Schedule 2.47 – Contracts;

Списък 2.46 – Договори;
Списък 2.47 – Договори;

<u>/s/ Nikolay Dimitrov Shilev</u>
Nikolay Dimitrov Shilev

<u>/s/ Nikolay Dimitrov Shilev</u>
Николай Димитров Шилев

<u>/s/ Robert L. Gershon</u>
Robert L. Gershon
in the capacity of
Chief Executive Officer of **BOVIE MEDICAL CORPORATION**

<u>/s/ Robert L. Gershon</u>
Робърт Л. Гершон
в качеството на
главен изпълнителен директор на
БОУВИ МЕДИКЪЛ КОРПОРЕЙШЪН

*Днес, **20.10.2015 г.** (двадесети октомври две хиляди и петнадесета година), подписаната **Диана Чакърова-нотариус** с район на действие - района на Софийски районен съд, вписана под № 075 в регистъра на Нотариалната камара, на основание чл.582 от ГПК, назначих за **преводач** лицето **НЕДЯЛКА ВЪЛЧЕВА ВЪЛЧЕВА**, ЕГН 9003188496, л.к. № 634103637, издадена на 22.04.2008г. от МВР Хасково, и след като се уверих в липсата на пречките по чл.584 от ГПК за преводача, когото предупредих за отговорността по чл.290, ал.2 от НК за неверен превод и същият даде обещание да направи верен превод и да потвърди истинността на това, което превежда на лицето - чужденец и на това, което потвърждава пред мен - нотариуса, текстът на документа се прочете **от български на английски език** от преводача на **лицето - чужденец РОБЪРТ Л. ГЕРШОН (ROBERT LYLE GERSHON)**, американски гражданин, роден на 11.11.1966 г. в Ню Йорк, САЩ, притежаващ паспорт - тип „P", код „USA" № 477957631, издаден на 16.06.2011 г., валиден до 15.06.2021 г., и преводачът съобщи на нотариуса, че той също го одобрява, като удостовери с подписа си верността на превода.*

ПРЕВОДАЧ : ....

the Seller:
Продавач:

for the Purchaser:
За Купувача: